UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2006

Cyberonics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Cyberonics Blvd., Houston, Texas		77058
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	2812287200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 1, 2006, Cyberonics, Inc. (the "Company") issued a press release and filed a Current Report on Form 8-K advising that, as a result of the delay in filing its Annual Report on Form 10-K for its fiscal year ended April 28, 2006 ("2006 Annual Report"), the Company had received a Staff Determination Letter from the NASDAQ Stock Market, Inc. ("NASDAQ") dated July 31, 2006. The Staff Determination Letter indicated that the Company was not in compliance with the filing requirement for continued listing set forth in Marketplace Rule 4310(c)(14), and that its securities were, therefore, subject to delisting from The NASDAQ Global Market.

On August 3, 2006, the Company requested a hearing before a NASDAQ Listing Qualifications Panel ("NASDAQ Panel") to review the NASDAQ Staff’s determination. On August 4, 2006, the Company received formal notice from NASDAQ that the delisting action had been stayed pending a written decision from the NASDAQ Panel and that the NASDAQ Panel would review the NASDAQ Staff’s determination at a hearing on September 14, 2006.

On September 8, 2006, the Company received a second Staff Determination Letter from NASDAQ. This second Staff Determination Letter indicated that the Company also fails to comply with the filing requirement for continued listing set forth in Marketplace Rule 4310(c)(14) as a result of the delay in filing its Quarterly Report on Form 10-Q for its fiscal quarter ended July 28, 2006 ("First Quarterly Report") and that its securities were, therefore, subject to delisting from The NASDAQ Global Market. This second letter advised the Company to address the delay in filing the First Quarterly Report at the September 14, 2006 NASDAQ Panel hearing.

On September 14, the Company participated in a hearing before the NASDAQ Panel and presented to the NASDAQ Panel its reasons for failing to file the required reports and requested continued listing.

On November 6, 2006, the Company received a letter from the NASDAQ Panel informing the Company that the NASDAQ Panel has determined to grant the request of the Company for continued listing on The NASDAQ Stock Market subject to two conditions: (1) on or before November 17, 2006, the Company must submit additional information to NASDAQ regarding the Company's internal review of its stock option grants, practices and procedures; and (2) on or before December 31, 2006, the Company must file with the Securities and Exchange Commission ("SEC") its 2006 Annual Report and its First Quarterly Report, and any required restatements of its prior financial statements.

On November 17, 2006, the Company submitted additional information to NASDAQ regarding the Company’s internal review of its stock option grants, practices and procedures.

On December 13, 2006, the Company received a third Staff Determination Letter from NASDAQ. This third Staff Determination Letter indicated that the Company also fails to comply with the filing requirement for continued listing set forth in Marketplace Rule 4310(c)(14) as a result of the delay in filing its Quarterly Report on Form 10-Q for its fiscal quarter ended October 27, 2006 ("Second Quarterly Report") and that its securities are, therefore, subject to delisting from The NASDAQ Global Market. This third letter advises the Company to present its views with respect to this additional deficiency to the NASDAQ Panel in writing no later than December 20, 2006, and the Company intends to do so. However, there can be no assurance that the Company's common stock will remain listed on The NASDAQ Stock Market.

A copy of the Company’s press release related to this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 – Press Release dated December 18, 2006.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the use of forward-looking terminology, including "may," "believe," "will," "expect," "anticipate," "estimate," "plan," "intend," and "forecast," or other similar words. Statements contained in this press release are based upon information presently available to the Company and assumptions that the Company believes to be reasonable. The Company is not assuming any duty to update this information should those facts change or should we no longer believe the assumptions to be reasonable. Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning the timing of filing of the Forms 10-K and 10-Q and of the Company’s written presentation to NASDAQ. The Company’s actual decisions, performance and results may differ materially. Important factors that may cause actual results to differ include, but are not limited to: continued market acceptance of VNS Therapy and sales of the Company’s product; the development and satisfactory completion of clinical trials and/or market test and/or regulatory approval of VNS Therapy for the treatment of Alzheimer's disease, anxiety, or other indications; adverse changes in coverage or reimbursement amounts by third-parties; intellectual property protection and potential infringement claims; maintaining compliance with government regulations and obtaining necessary government approvals for new applications; product liability claims and potential litigation; reliance on single suppliers and manufacturers for certain components; the accuracy of management's estimates of future expenses and sales; the results of the previously disclosed governmental inquiries; the impact of any restatement of the Company's financial statements or other actions that might be taken or required as a result of such inquiries or the review by the Audit Committee of the Company’s Board of Directors of the Company’s stock option grants, procedures, and practices, including a default under credit facilities or debt instruments; the potential identification of new material weaknesses in the Company's internal controls over financial reporting; risks and costs associated with such inquiries or review and any litigation relating thereto or to the Company's stock option grants, procedures, and practices (including the previously disclosed private litigation); uncertainties associated with compliance with the requirements of the NASDAQ Panel to avoid possible delisting of the Company's stock from NASDAQ for failure to file timely periodic reports with the SEC; uncertainties associated with any appeal concerning any possible delisting by NASDAQ; uncertainties associated with stockholder litigation and other risks detailed from time to time in the Company's filings with the SEC. For a detailed discussion of these and other cautionary statements, please refer to the Company’s most recent filings with the SEC, including its Form 10-K for the fiscal year ended April 29, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

December 18, 2006	By:	/s/ David S. Wise

Name: David S. Wise
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 18, 2006.